UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
July 20, 2021
ENTERPRISE FINANCIAL SERVICES CORP
(Exact name of registrant as specified in its charter)

Delaware	001-15373	43-1706259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Meramec Avenue,	St. Louis,	Missouri	63105
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code
(314) 725-5500

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EFSC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 20, 2021, Enterprise Financial Services Corp, a Delaware corporation, or Enterprise, held a special meeting of its stockholders, or the Enterprise special meeting, to consider and vote upon (i) (A) the Agreement and Plan of Merger, dated April 26, 2021, by and among Enterprise, Enterprise Bank & Trust, or EB&T, First Choice Bancorp, or First Choice, and First Choice Bank, or FCB, or the merger agreement, pursuant to which First Choice will merge with and into Enterprise, or the merger, and FCB will subsequently merge with and into EB&T, with Enterprise and EB&T as the surviving entities, and (B) the merger, including the issuance of shares of Enterprise’s common stock to the holders of First Choice common stock pursuant to the merger agreement, or the Enterprise merger and share issuance proposal, (ii) an amendment to Enterprise’s certificate of incorporation to increase the number of authorized shares of Enterprise common stock from 45,000,000 shares to 75,000,000, or the Enterprise charter amendment proposal, and (iii) a proposal to adjourn or postpone the Enterprise special meeting, if necessary or appropriate, to solicit additional proxies in favor of the Enterprise merger and share issuance proposal and/or the Enterprise charter amendment proposal, or the Enterprise adjournment proposal.

On June 1, 2021, the record date for the Enterprise special meeting, there were 31,247,366 shares of the Enterprise common stock outstanding and entitled to vote. Stockholders holding 26,734,352 shares of Enterprise common stock were present at the Enterprise special meeting or represented by proxy.

The following are the final voting results of the Enterprise special meeting:

1.The stockholders of Enterprise approved the Enterprise merger and share issuance proposal by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
24,502,816	236,272	37,739	1,957,525

2.    The stockholders of Enterprise approved the Enterprise charter amendment proposal by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
25,880,797	809,363	44,192	N/A

3.    The stockholders of Enterprise approved the Enterprise adjournment proposal by the following vote*:

Votes For	Votes Against	Abstain	Broker Non-Votes
24,857,058	1,772,924	104,370	N/A

*No adjournment occurred

Item 7.01 Regulation FD Disclosure.

On July 20, 2021, Enterprise issued a press release announcing that, at the Enterprise special meeting, its stockholders approved the Enterprise merger and share issuance proposal and, as previously announced by First Choice, that First Choice’s shareholders approved the merger agreement and the transactions contemplated thereby at a special meeting of First Choice’s shareholders held on July 19, 2021. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed filed for the purposes of the Securities Exchange Act of 1934, as amended, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit
Number    Description

99.1    Press Release dated July 20, 2021
104        The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTERPRISE FINANCIAL SERVICES CORP

Date:	July 20, 2021	By:	/s/ Troy R. Dumlao
Troy R. Dumlao
Senior Vice President and Chief Accounting Officer